UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 21, 2007

Lionbridge Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26933	04-3398462
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Winter Street, Suite 2300, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-434-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Independent Director Compensation.

The Company’s Nominating and Compensation Committee approved changes to the Company’s compensation arrangements for independent directors, including the following:

• Amendment of the Independent Directors Compensation Plan to increase the annual retainer from $25,000 to $50,000 with 50% paid in cash and 50% paid in the form of Restricted Stock Units ("RSUs").
• Adjust the vesting schedule of the annual grant of stock options to independent directors from four years to two years.
• Increased annual cash retainers for committee chairs and members of committees.
• Eliminate per meeting fees.
• Establish a Deferred Compensation Plan for Independent Directors, providing independent directors with the option of deferring receipt of the cash or equity portions of their annual retainers.

Concurrent with these changes, the Company’s 2005 Stock Incentive Plan (the "Stock Plan") was amended to adjust the vesting schedule of stock options granted to independent directors under the Stock Plan in accordance with the Independent Directors Compensation Plan.

The foregoing description of the Independent Directors Compensation Plan, the 2005 Stock Plan, as amended, the Restricted Stock Unit, the Stock Option, and the Deferred Compensation Plan for Independent Directors, does not purport to be a complete statement of the parties' rights under such agreements and is qualified in its entirety by reference to the full text of the agreements which are attached hereto as Exhibits 10.1 through 10.5.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Special Discretionary Award.

The Company’s Nominating and Compensation Committee granted a special recognition award (the "Award") to Stephen J. Lifshatz, the Chief Financial Officer of the Company, consisting of a cash award in the amount of $65,500 on May 25, 2007. This Award were made in recognition of Mr. Lifshatz's leadership in completing all activities relating to the financial integration by the Company of Bowne Global Solutions (BGS), including the successful completion of annual financial reporting activities for 2006 for the combined entity.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.

May 25, 2007	By:	Margaret A. Shukur

Name: Margaret A. Shukur
Title: General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Lionbridge 2005 Stock Incentive Plan, as amended and restated
10.2	Lionbridge Amended and Restated Independent Directors Compensation Plan
10.3	Lionbridge Independent Director Compensation Plan
10.4	Form of Restricted Stock Unit Agreement for Independent Directors
10.5	Form of Stock Option for Independent Directors